                                                                   EXHIBIT 10.17


                     AMENDMENT NUMBER FOUR TO LOAN AGREEMENT

       THIS AMENDMENT NUMBER FOUR TO LOAN AGREEMENT (this "Amendment"), dated as of January 29, 2002, is entered into by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, a "Lender" and, collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"):

                               W I T N E S S E T H

       WHEREAS, the Borrowers and the Lender Group are parties to that certain Loan Agreement, dated as of March 31, 2000, as amended by those certain Amendments Numbers One, Two and Three to Loan Agreement dated as of March 28, 2001, May 18, 2001, and November 19, 2001 respectively (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

       WHEREAS, the Borrowers have requested that the Lender Group consent to the amendment of the Loan Agreement and to provide an optional Overadvance to Borrowers as set forth herein; and

       WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.     AMENDMENTS TO LOAN AGREEMENT.

       (a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following definition in its proper alphabetical location:

              "Fourth Amendment" means that certain Amendment Number Four to Loan Agreement, dated as of January 29, 2002, among the Borrowers and the Lender Group.

              "Fourth Amendment Fee" has the meaning set forth in Section
       2.12(i).

       (b) Section 2.4(e)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

              "(i)   Agent hereby is authorized by Borrowers and the Lenders,
from time to time in Agent's sole discretion, (1) after the occurrence and during the continuance of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Section 3 have not been satisfied, to make Advances to Borrowers on behalf of the Lenders that Agent, in its reasonable business judgment, deems necessary or desirable
(A) to preserve or protect the Collateral, or any portion thereof, or (B) to enhance the likelihood of repayment of the Obligations (any of the Advances described in this Section 2.4(e) shall be deemed to be Tranche A Advances hereunder and shall be referred to as "Agent Advances"); provided, however, that at no time shall the aggregate amount of outstanding Agent Advances under this
Section 2.4(e) exceed $10,000,000. Each Agent Advance is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that all payments thereon shall be payable to Agent solely for its own account."

       (c) The first paragraph of Section 2.4(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

              "(i)   OPTIONAL OVERADVANCES. Any contrary provision of this
Agreement notwithstanding, if the condition for borrowing under Section 3.3(d) cannot be fulfilled, the Lenders nonetheless hereby authorize Agent or Swing Lender, as applicable, and Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally continue to make Tranche A Advances (including Swing Loans) to Borrowers, such failure of condition notwithstanding, so long as, at the time any such Tranche A Advance is made, (i) the outstanding Tranche A Usage does not exceed the Borrowing Base by more than $11,000,000,
(ii) after giving effect to any such Overadvance, the then extant amount of Tranche A Advances does not exceed $50,000,000, and (iii) after giving effect to any such Overadvance, the aggregate amount of outstanding optional Overadvances made by Agent and Swing Lenders to Borrowers pursuant to this Section 2.4(i) shall not exceed $11,000,000. The foregoing provisions are for the sole and exclusive benefit of Agent, Swing Lenders, and the Lenders and are not intended to benefit Borrowers in any way. The Advances and Swing Loans, as applicable, that are made pursuant to this Section 2.4(i) shall be subject to the same terms and conditions as any other Advance or Swing Loan, as applicable, except that the rate of interest applicable thereto shall be the rates set forth in Section 2.7(c) hereof without regard to the presence or absence of a Default or Event of Default."

       (d) Section 2.12 of the Loan Agreement is hereby amended by deleting the word "and" at the end of clause (g), by deleting the period at the end of clause
(h) and replacing it with the words ", and", and by adding the following new clause (i):

              "(i)   FOURTH AMENDMENT FEE. For the ratable benefit of each
Lender which acts as a Swing Lender in connection with the optional Overadvances provided for under the Fourth Amendment, a fee of $1,000,000 (the "Fourth Amendment Fee"), which shall be fully earned and paid in full in cash in immediately available funds on or before the date when such optional Overadvances are made."

3.     OTHER AGREEMENTS.

       (a) Arnos Corporation, a Nevada corporation ("Arnos Swing Lender"), hereby agrees pursuant to the provisions of Section 2.4(i) of the Loan Agreement to make an optional Overadvance, as a Swing Loan, in the amount of $7,700,000 (the "Arnos Overadvance").

       (b) Madeleine LLC, a Delaware limited liability company, together with certain of its Affiliates (collectively, "Madeleine Swing Lender") hereby agrees, pursuant to the provisions of Section 2.4(i) of the Loan Agreement to make an optional Overadvance, as a Swing Loan, in the amount of $3,300,000 (the "Madeleine Overadvance"; the Arnos Overadvance and the Madeleine Overadvance, collectively the "Designated Overadvances").

       (c) By the execution of this Amendment, (i) Agent hereby appoints Arnos Swing Lender to act as a Swing Lender in respect of the Arnos Overadvance, and Arnos Swing Lender hereby accepts such appointment and agrees to act as a Swing Lender in respect of the Arnos Overadvance; and (ii) Agent hereby appoints Madeleine Swing Lender to act as a Swing Lender in respect of the Madeleine Overadvance, and Madeleine Swing Lender hereby accepts such appointment and agrees to act as a Swing Lender in respect of the Madeleine Overadvance.

       (d) Each of the parties hereto hereby agrees that, the provisions of the Loan Agreement to the contrary notwithstanding (including without limitation, the provisions of Sections 2.4(i) and 2.7(a) of the Loan Agreement), the Designated Overadvances shall bear interest on the Daily Balance thereof at a per annum rate equal to the Base Rate plus 5.0 percentage points.

       (e) Each of the parties hereto hereby agrees that, the provisions of the Loan Agreement and the other Loan Documents to the contrary notwithstanding (including without limitation, the provisions of Section 2.5(b) of the Loan Agreement), (i) all payments and all proceeds of Collateral which would otherwise be applied to pay interest due in respect of the Designated Overadvances pursuant to Section 2.5(b)(F) of the Loan Agreement shall not be paid until all accrued interest in respect of each other Obligation has been paid in full, and shall thereafter be applied ratably to pay all interest due in respect of the Designated Overadvances until paid in full, and (ii) all payments and all proceeds of Collateral which would otherwise be applied to pay the principal amount of the Designated Overadvances shall not be paid until the principal amount of all Tranche B Advances has been paid in full, and shall thereafter be applied ratably to pay the principal amount of the Designated Overadvances until paid in full.

       (f) Each of the parties hereto hereby agrees that, the provisions of the Loan Agreement notwithstanding (including without limitation the provisions of Section 2.4(f)), except for the respective obligations of Arnos Swing Lender and Madeleine Swing Lender to reimburse Agent in full for the principal amount of the Designated Overadvances made by Agent on behalf of Arnos Swing Lender and Madeleine Swing Lender respectively, each of the calculations set forth pursuant to Section 2.4(f) of the Loan Agreement shall be made without regard to the Designated Overadvances, and no Lender shall have any obligations with any other Lender under Section 2.4 of the Loan Agreement in respect of the Designated Overadvances.

       (g) Each Borrower authorizes Agent to retain an accounting firm selected jointly by Arnos Swing Lender and Madeleine Swing Lender, in their sole discretion, to prepare for the Lender Group weekly cash flow projections and other financial reports requested by the Lender

Group with respect to the Borrowers, and to charge all fees and expenses incurred by such accounting firm to Borrowers' Loan Account.

       (h) The agreements set forth herein are limited to the specifics hereof and shall not be construed as an agreement by any member of the Lender Group (i) to make an Overadvance in the future, (ii) to appoint any Lender as a Swing Lender in the future, or (iii) to accept such appointment as a Swing Lender in the future.

4. CONDITIONS PRECEDENT. The satisfaction of each of the following shall constitute conditions precedent to the respective obligations of Arnos Swing Lender and Madeleine Swing Lender to make the Designated Overadvances:

       (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

       (b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor;

       (c) Except for any Default or Event of Default occurring as a result of the failure of Borrowers to maintain any of the financial covenants set forth in
Section 7.19 of the Loan Agreement for the 12 months ended December 31, 2001, no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

       (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Obligor or the Lender Group.

5. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof (including without limitation, with respect to any Default or Event of Default occurring as a result of the failure of Borrowers to comply with the covenants set forth in Section 7.19 of the Loan Agreement or with any other provision of any Loan Document). The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.     MISCELLANEOUS.

       (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

       (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

       IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                         PHILIP SERVICES CORPORATION,
                         a Delaware corporation

                         PSC BY-PRODUCTS SERVICES, INC.,
                         a Delaware corporation

                         PSC INDUSTRIAL OUTSOURCING, INC.,
                         a Delaware corporation

                         PSC METALS, INC.,
                         an Ohio corporation

                         PSC INDUSTRIAL SERVICES, INC.,
                         a Delaware corporation

                         REPUBLIC ENVIRONMENTAL RECYCLING
                         (NEW JERSEY), INC.,
                         a Delaware corporation

                         NORTHLAND ENVIRONMENTAL, INC.,
                         a Delaware corporation

                         SOLVENT RECOVERY CORPORATION,
                         a Missouri corporation

                         PHILIP ENVIRONMENTAL SERVICES
                         CORPORATION,
                         a Missouri corporation

                         COUSINS WASTE CONTROL CORPORATION,
                         an Ohio corporation

                         21ST CENTURY ENVIRONMENTAL MANAGEMENT,
                         INC. OF NEVADA,
                         a Nevada corporation

                         21ST CENTURY ENVIRONMENTAL MANAGEMENT,
                         INC. OF RHODE ISLAND,
                         a Rhode Island corporation

                         CHEMICAL POLLUTION CONTROL, INC.
                         OF NEW YORK - A 21ST CENTURY
                         ENVIRONMENTAL MANAGEMENT
                         COMPANY,
                         a New York corporation

                         BURLINGTON ENVIRONMENTAL INC.,
                         a Washington corporation

                         REPUBLIC ENVIRONMENTAL SYSTEMS
                         (PENNSYLVANIA), INC.,
                         a Pennsylvania corporation

                         CHEMICAL POLLUTION CONTROL, INC.
                         OF FLORIDA - A 21ST CENTURY
                         ENVIRONMENTAL MANAGEMENT
                         COMPANY,
                         a Florida corporation

                         RESOURCE RECOVERY CORPORATION,
                         a Washington corporation

                         REPUBLIC ENVIRONMENTAL SYSTEMS
                         (TRANSPORTATION GROUP), INC.,
                         a Pennsylvania corporation

                         CHEM-FREIGHT, INC.,
                         an Ohio corporation

                         NORTRU, INC.,
                         a Michigan corporation

                         CHEMICAL RECLAMATION SERVICES, INC.,
                         a Texas corporation

                         PHILIP RECLAMATION SERVICES, HOUSTON, INC., a Texas corporation

                         THERMALKEM INC.,
                         a Delaware corporation

                         ALLWORTH, INC.,
                         an Alabama corporation

                         RHO-CHEM CORPORATION,
                         a California corporation

                         CYANOKEM INC.,
                         a Michigan corporation

                         INTERNATIONAL CATALYST, INC.,
                         a Nevada corporation

                         ALLWASTE TANK CLEANING, INC.,
                         a Georgia corporation

                         CAPPCO TUBULAR PRODUCTS USA, INC.,
                         a Georgia corporation

                         PHILIP METALS (NEW YORK), INC.,
                         a New York corporation

                         TOTAL REFRACTORY SYSTEMS, INC.,
                         a Nevada corporation

                         PHILIP SERVICES / NORTH CENTRAL,
                         INC.,
                         an Iowa corporation

                         RMF GLOBAL, INC.,
                         an Ohio corporation

                         JESCO INDUSTRIAL SERVICE, INC.,
                         a Kentucky corporation

                         PHILIP METALS (USA), INC.,
                         an Ohio corporation

                         PHILIP METALS RECOVERY (USA) INC.,
                         an Arizona corporation

                         ACE/ALLWASTE ENVIRONMENTAL
                         SERVICES OF INDIANA, INC.,
                         an Illinois corporation

                         LUNTZ ACQUISITION (DELAWARE) CORPORATION, a Delaware corporation

                         SERV-TECH EPC, INC.,
                         a Nevada corporation

                         PHILIP SERVICES PHENCORP
                         INTERNATIONAL INC.,
                         a Delaware corporation

                         PHILIP TRANSPORTATION AND
                         REMEDIATION, INC.,
                         a California corporation

                         DELTA MAINTENANCE, INC.,
                         a Louisiana corporation

                         PHILIP SERVICES CECATUR HOLDINGS LLC,
                         a Delaware limited liability company
                         BY:  PHILIP SERVICES CECATUR, INC.
                         Its:  Sole Member

                         PHILIP SERVICES CECATUR INC.,
                         a Delaware corporation

                         PHILIP SERVICES (PHENCORP) LLC,
                         a Delaware limited liability company
                         BY:  PHILIP SERVICES PHENCORP INTERNATIONAL, INC.
                         Its:  Sole Member

                         PSC RECOVERY SYSTEMS, INC.,
                         a Georgia corporation

                         REPUBLIC ENVIRONMENTAL SYSTEMS
                         (TECHNICAL SERVICES GROUP), INC.,
                         a New Jersey corporation

                         PHILIP INDUSTRIAL SERVICES, INC.,
                         a Delaware corporation a successor in interest to Philip Industrial Services (USA), Inc.

                         RMF INDUSTRIAL CONTRACTING, INC.,

                         a Michigan corporation

                         BY:
                            ----------------------------------------------------
                                 Thomas P. O'Neill, Jr.
                         a Vice President of each of
                         the above listed entities
                         which is not a limited
                         liability company, and as
                         Vice President of the
                         member entity of any
                         limited liability company

                         FOOTHILL CAPITAL CORPORATION,

                         a California corporation, as Agent and as a Lender


                         By:
                            ----------------------------------------------------
                         Name:
                              --------------------------------------------------
                         Title:
                               -------------------------------------------------

                         FOOTHILL INCOME TRUST L.P.,
                         a Delaware limited partnership, as a Lender

                         By:  FIT GP, LLC, its general partner


                         By:
                            --------------------------------------------
                         Its: Managing Member

                         FOOTHILL PARTNERS III, L.P.,
                         a Delaware limited partnership, as a Lender


                         By:
                            --------------------------------------------
                         Its: Managing General Partner

                         ABLECO FINANCE LLC,
                         a Delaware limited liability company, as a Lender


                         By:
                            ----------------------------------------------------
                         Name:
                              --------------------------------------------------
                         Title:
                               -------------------------------------------------

                         MADELEINE LLC,
                         a New York limited liability company, as a Lender


                         By:
                            ----------------------------------------------------
                         Name:
                              --------------------------------------------------
                         Title:
                               -------------------------------------------------

                         ARNOS CORPORATION,
                         a Nevada corporation, as a Lender

                         By:
                            ----------------------------------------------------
                         Name:
                              --------------------------------------------------
                         Title:
                               -------------------------------------------------

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

       All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan Agreement by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of March 31, 2000, as amended by those certain Amendments Numbers One, Two and Three to Loan Agreement dated as of March 28, 2001, May 18, 2001, and November 19, 2001 respectively (as amended, restated, supplemented or otherwise modified, the "Loan Agreement") or in Amendment Number Four to Loan Agreement, dated as of January 29, 2002 (the "Amendment"), among the Borrowers and Lender Group. The undersigned hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

                            [signature page follows]

       IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

                         PHILIP SERVICES INC.,
                         an Ontario corporation

                         By:
                            ----------------------------------------------------
                            Name:        Thomas P. O'Neill, Jr.
                            Title:       Vice President and Treasurer



                         PHILIP ANALYTICAL SERVICES INC.,
                         an Ontario corporation

                         By:
                            ----------------------------------------------------
                            Name:        Thomas P. O'Neill, Jr.
                            Title:       Vice President and Treasurer



                         PHILIP INVESTMENT CORP.,
                         an Ontario corporation

                         By:
                            ----------------------------------------------------
                            Name:        Thomas P. O'Neill, Jr.
                            Title:       Vice President and Treasurer



                         ST DELTA CANADA, INC.,
                         an Ontario corporation

                         By:
                            ----------------------------------------------------
                            Name:        Thomas P. O'Neill, Jr.
                            Title:       Vice President and Treasurer

                         NORTRU, LTD.,
                         an Ontario corporation

                         By:
                            ----------------------------------------------------
                            Name:        Thomas P. O'Neill, Jr.
                            Title:       Vice President and Treasurer



                         ALLIES STAFFING LTD.,
                         an Ontario corporation

                         By:
                            ----------------------------------------------------
                            Name:        Thomas P. O'Neill, Jr.
                            Title:       Vice President and Treasurer



                         SERVTECH CANADA, INC.,
                         a Canadian corporation

                         By:
                            ----------------------------------------------------
                            Name:        Thomas P. O'Neill, Jr.
                            Title:       Vice President and Treasurer



                         ARC DUST PROCESSING (BARBADOS) LIMITED,
                         a Barbados corporation

                         By:
                            ----------------------------------------------------
                            Name:        Thomas J. Olsen
                            Title:       Director

                         PHILIP INTERNATIONAL DEVELOPMENT INC.,
                         a Barbados corporation

                         By:
                            ----------------------------------------------------
                            Name:        Thomas J. Olsen
                            Title:       Director